UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of report: May 28, 2004
                  Date of earliest event reported: May 28, 2004


                                    DPL Inc.
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             (Exact name of registrant as specified in its charter)



            Ohio                         1-9052                  31-1163136
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



    1065 Woodman Drive, Dayton, Ohio                               45432
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 (Address of principal executive offices)                         (Zip Code)



               Registrant's telephone number, including area code:
                                 (937) 224-6000



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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         An inquiry has been initiated by the U.S. Attorney's office for the Southern District of Ohio assisted by the Federal Bureau of Investigation involving matters connected to the recently completed internal investigation conducted for the Company's Board of Directors. The Company is cooperating with this investigation.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DPL Inc.

Date:  May 28, 2004


                                                /s/James V. Mahoney
                                       -----------------------------------------
                                       Name:  James V. Mahoney
                                       Title:    Chief Executive Officer